UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 17, 2020

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 17, 2020, BeiGene, Ltd. (the “Company” or "BeiGene") issued a press release announcing that the Center for Drug Evaluation (CDE) of the China National Medical Products Administration (NMPA) has accepted a new drug application (NDA) of BeiGene’s investigational inhibitor of PARP1 and PARP2, pamiparib, for the treatment of patients with deleterious or suspected deleterious germline BRCA-mutated advanced ovarian, fallopian tube, or primary peritoneal cancer who have been treated with two or more lines of chemotherapy. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 20, 2020, BeiGene and Assembly BioSciences, Inc. ("Assembly") issued a joint press release announcing that they have entered into a collaboration in China for Assembly’s portfolio of three clinical-stage core inhibitor candidates for the treatment of patients with chronic hepatitis B virus (HBV) infection. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled “BeiGene Announces Acceptance of a New Drug Application of Pamiparib in Ovarian Cancer in China,” issued on July 17, 2020

99.2
Press Release titled “Assembly Biosciences and BeiGene Announce License and Collaboration Agreement in China for Assembly’s Portfolio of Three Clinical-Stage Core Inhibitors for Chronic Hepatitis B Infection,” issued on July 20, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release titled “BeiGene Announces Acceptance of a New Drug Application of Pamiparib in Ovarian Cancer in China,” issued on July 17, 2020

99.2
Press Release titled “Assembly Biosciences and BeiGene Announce License and Collaboration Agreement in China for Assembly’s Portfolio of Three Clinical-Stage Core Inhibitors for Chronic Hepatitis B Infection,” issued on July 20, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: July 21, 2020	By:	/s/ Scott A. Samuels
Name: Scott A. Samuels
Title: Senior Vice President, General Counsel